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                        [LOGO] DQE
                               The growth utility

                             Presentation to:

   Chicago - November 9, 2000
Philadelphia - November 14, 2000


                                                            www.dqe.com
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                                                                          Page 2
Company Representatives
-----------------------


Frosina C. Cordisco                          Vice President,
                                             and Treasurer

Quynh T. McGuire                             Senior Manager,
                                             Investor Relations


                                                       [LOGO]  DQE
                                                              The growth utility
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                                                                          Page 3

The following presentation contains forward-looking statements regarding the following: DQE's projected cost reductions through our Corporate Center Excellence program, our plans to continue repurchasing our common stock, and our projected comprehensive earnings growth; Duquesne Light's projected annual cost reductions through its Best-in-Class initiative; the provider of last resort filing with the PUC; the terms of the final auction filing with the PUC; AquaSource's anticipated improvements in operating and cost efficiency, and its rate filings; and DQE Enterprises' plans to invest in additional electronic commerce and energy technology companies, and the possibilities of initial public offerings or other market valuations of the companies in which we invest. Actual results may materially differ from those implied by such statements due to known and unknown risks and uncertainties, including but not limited to the following: our ability to centralize and streamline administrative functions to eliminate redundancies, as well as to retrain and redeploy administrative employees, will affect the ultimate amount of cost reductions at both DQE and its subsidiaries. Fluctuations in our common stock price could affect our repurchasing plans. Projected DQE earnings will depend on our ability to sell select, non-strategic assets, and on the effectiveness of our administrative resource reduction. The ultimate outcome of Duquesne Light's provider of last resort arrangement and the final cost assessment, CTC collection estimate and remaining costs requested in the final auction filing will depend on the PUC's determinations. Changing market conditions, weather conditions and demand for water, propane and telecommunications utility services, and the availability of appropriate investment opportunities in those industries, could affect revenue levels at DQE's businesses. AquaSource will also be affected by the outcome of its rate filings, which will depend on the determinations made by the appropriate public utility commissions, as well as the effective use of its new customer and financial systems. The availability of appropriate investment opportunities could affect DQE Enterprises' plans for additional electronic commerce and energy technology investments. The volatility of the stock markets, as well as general business and economic conditions, could affect the potential for initial public offerings or other market valuations being made at any time with respect to the companies in which we invest. Overall performance by DQE and its affiliates could be affected by economic, competitive, regulatory, governmental and technological factors affecting operations, markets, products, services and prices, as well as the factors discussed in our SEC filings.


                                                       [LOGO]  DQE
                                                              The growth utility
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                                                                          Page 4
                             Business Descriptions

Duquesne Light Company: A leader in the transmission and distribution of electric energy, offering technological innovation and superior customer service and reliability to more than half a million direct customers throughout southwestern Pennsylvania.

Senior Debt Rating:           Moody's         S&P          Fitch
                                A3            BBB+         A-

DQE Enterprises:   A recognized leader in the acquisition and development of
businesses that use technology to give customers greater value from essential products, such as electricity, water, natural gas, communications and information.


AquaSource: A fast-growing utility company formed to acquire, develop and manage water and wastewater assets.

DQE Systems: A solutions company that provides growth, efficiency and value through the delivery of propane and telecommunications, and through utility contract operations.

DQE Energy Services: A diversified energy services company offering a wide range of energy outsourcing solutions for industrial, manufacturing, airport and institutional markets, including ownership, operation and maintenance of energy facilities.

DQE Financial: An investment and portfolio management organization focusing its financial expertise in structured finance and alternative energy markets.

                  Please direct any questions or comments to:
             Quynh T. McGuire, Senior Manager, Investor Relations
                                (412) 393-1259


                                                      [LOGO]    DQE
                                                              The growth utility
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                                                                          Page 5

                                Company Profile

 .    Listed on the New York, Philadelphia and
     Chicago Stock Exchanges

     - Recent Price                              $33 1/16
     - Annualized Dividend                       $   1.60
     - Payout Ratio                                   58%
     - Dividend Yield                                4.8%
     - Market Capitalization (billions)          $   1.8


                                                      [LOGO]    DQE
                                                              The growth utility
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                                                                          Page 6
                            Basic Earnings Per Share

 [Bar chart showing DQE's basic earnings per share for the third quarter and 12 months ended September 30 in 1996, 1997, 1998, 1999 and 2000]

               Third Quarter            12 Months Ended 9/30
1996                $0.74                    $2.29
1997                $0.75                    $2.47
1998                $0.80                    $2.53(1)
1999                $0.64                    $2.44
2000                $1.04                    $2.76

(1) Excludes the $1.06 extraordinary Pennsylvania restructuring charge in June 1998.

                                                      [LOGO]    DQE
                                                              The growth utility
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                                                                          Page 7

                               3rd Quarter 2000
                                   Basic EPS
  . 3rd quarter EPS were $1.04
           . 63% increase from 1999
           . Gain of $.85 per share from sale of alternative-
           . fuel facilities, partially offset by
               .  Higher stranded cost amortization at Duquesne
               .  Integration costs at AquaSource
           . Lower average outstanding shares

  . $2.76 EPS for 12-months ended 9/30/00
           . Increase of $.32 or 13% from 1999


                                                      [LOGO]    DQE
                                                              The growth utility
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                                                                          Page 8


                               Comprehensive EPS

     [Bar chart showing DQE's comprehensive earnings per share for the third quarter of 1999 and 2000]

1999  $0.68
2000  $1.45

                                                      [LOGO]    DQE
                                                              The growth utility
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                                                                          Page 9
                              Third Quarter 2000
                               Comprehensive EPS

 .   Comprehensive EPS were $1.45 for the
    quarter

       .     113% increase from 3rd quarter 1999

 .   Comprehensive result for the quarter
    reflects:

       .     Increased basic earnings per share

       .     $.41 EPS of appreciation related to
             investment in SatCon Technology and
             HPower

                                                       [LOGO]      DQE
                                                              The growth utility

                                                                         Page 10
                         Dividends Declared Per Share

  [Bar chart showing dividends declared per share for the third quarter and 12 months ended September 30 in 1996, 1997, 1998, 1999 and 2000]

            Third Quarter     12 Months Ended 9/30
1996            $0.32                 $1.28
1997            $0.34                 $1.36
1998            $0.36                 $1.44
1999            $0.38                 $1.52
2000            $0.40                 $1.60

                                                       [LOGO]      DQE
                                                              The growth utility
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                                                                         Page 11

                            Share Repurchase Update


 .   Current year through September 2000,
    repurchased $591 million of DQE shares


 .   An additional $54 million was repurchased
    in October


 .   Total 16 million shares repurchased, for
    approximately $645 million in 2000

                                                       [LOGO]      DQE
                                                              The growth utility
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                                                                         Page 12
                                Growth Strategy

 . Consolidation of administrative resources -- approximately $40 million annual savings


 .  5 to 8 % annual growth in comprehensive
   earnings for 2000 and beyond
    .    Traditional earnings from delivery businesses

    .    Market valuations of investments

    .    Selective asset sales


 .  Invest free cash into growth businesses and stock buyback

                                                       [LOGO]      DQE
                                                              The growth utility
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                                                                         Page 13

                   Business Overview


----------------------     ---------------------------
     Duquesne Light                AquaSource
      Wires Utility          Water/Wastewater Utility

----------------------     ---------------------------
----------------------     ---------------------------
       ProAm                   DQE Communications
  Propane Delivery             Fiber Optic Gateway

----------------------     ---------------------------
----------------------     ---------------------------
    DQE Financial              DQE Energy Services
     Landfill Gas                Energy Projects

----------------------     ---------------------------

                  DQE Enterprises
                    E-Commerce and
                  Energy Technology

                                                       [LOGO]      DQE
                                                              The growth utility
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                                                                         Page 14

              Review of Accomplishments

 .  Generation exchange ends nuclear involvement

 .  Generating plant sale to Orion

 .  DQE prevails in merger litigation

 . Growing delivery businesses and expanding e-commerce & energy technology investments

 .  Detroit airport energy facility breaks ground

 .  Pittsburgh metro fiber optic network completed

 .  Filing to extend Provider of Last Resort (POLR) service

 .  Final auction accounting filing on generation sale

 .  Initial public offering of H Power

 .  S-1 filing for Beacon Power

 .  Sale of alternative fuel facilities

                                                       [LOGO]      DQE
                                                              The growth utility
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                                                                         Page 15

                              Regulatory Filings


 .   Provider of Last Resort (POLR)

 .   Final Auction Accounting

    . Approximately $290 million, net of tax, remaining transition cost balance at September 30


 .   Regional Transmission Organization (RTO)

                                                           [LOGO] Duquesne Light
                                                                  A DQE Company
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                                                                         Page 16

 Transmission & Distribution


 . Best-in-Class initiatives expected to result in approximately $30 million annual savings

 . Growing line of innovative services for customers

 .  Offering services through e-commerce channels

                                                           [LOGO] Duquesne Light
                                                                  A DQE Company
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                                                                         Page 17

 Water & Wastewater Systems

 .   Implementation of information systems

    .    Financial information

    .    Human resources

    .    Customer information

    .    Customer call center

 .   Integrate operating companies and achieve
    optimal efficiencies


 .   New acquisitions postponed until expected
    cost savings are realized

                                                           [LOGO] Aqua Source
                                                                  A DQE Company
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                                                                         Page 18

               Regulatory Update

 .   Texas rate case filing

    . Average increase of 40% after a 12-month phase-in

    . Estimated revenue increase of $7 million annually

    .   Return on rate base assumed at 8.88%

 .   Texas Commission scheduled hearing on
    November 29

 .   Expect decision by year-end 2001

                                                             [LOGO] AquaSource
                                                                   A DQE Company
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                                                                         Page 19

                                  Propane and
                           Telecommunication Systems

 .    Provide growth, efficiency and value through
     delivery of propane and telecommunications

 .    Achieve cost reductions through the
     aggregation of propane systems

 .    Strong demand for leased fiber on
     telecommunications network

                                                             [LOGO]  DQE Systems
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                                                                         Page 20

                              Financial Services


 .   Contributes to profitability through
    disciplined investment strategy


 .   Continues to grow landfill gas and
    alternative energy niche businesses

                                                            [LOGO] DQE Financial
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                                                                         Page 21

                                Energy Services

 .   Completed heating plant for Detroit
    Airport Midfield Terminal

    .   Commercial operation by year-end 2001

 .   Awarded contract for energy facility of a
    U.S. Big 3 auto maker

    .   Build, operate and maintain facility

    .   Expect to complete by mid-2001

 .   Awarded 7-year operations contract for
    several of the alternative-fuel facilities

                                                      [LOGO] DQE Energy Services
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                                                                         Page 22

    Enterprises Businesses

 .   Continued success in developing
    businesses


 .   Capitalize on opportunities related to
    deregulation


 .   Enhance value of essential delivered
    services

                                                          [LOGO] DQE Enterprises
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                                                                         Page 23

      Enterprises Businesses


 .   HPower

    . Initial public offering on August 9 at the price of $16 per share

 .   Beacon Power

    .   Filed S-1 registration on August 9

    .   Roadshow commenced late October


                                                          [LOGO] DQE Enterprises
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                                                                         Page 24

    Enterprises Businesses


 .   Enermetrix

    .  Continues to sign new licensees

    .  Growing revenues and customer base

 .   HomeAccess

    .  Recently merged with Quentra Networks

    . Portland General deployment of first-stage network

                                                          [LOGO] DQE Enterprises
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                                                                         Page 25
     Competitive Advantages

 .   Transition to multi-utility delivery and
    services business

 .   Growth opportunities in delivery businesses

 .   Successful strategy of early stage investing

    .    Selective asset sales

    .    Market valuations

 .   5 to 8 % annual growth in comprehensive
    earnings for 2000 and beyond

                                                       [LOGO]      DQE
                                                              The growth utility